UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2013

THE SPENDSMART PAYMENTS COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Colorado	000-27145	33-0756798
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

6190 Cornerstone Court, Suite 216 San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 677-0080

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(1) Previous Independent Auditors

On February 27, 2013, (the “Dismissal Date”) The SpendSmart Payments Company (the “Company”) dismissed BDO LLP (“BDO”) as its registered public accounting firm. The Company’s Board of Directors approved of the dismissal on February 25, 2013, at the recommendation of the Company’s audit committee. The reports of BDO on the Company’s financial statements for the years ended September 30, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle, except to indicate that there was substantial doubt as to the Company’s ability to continue as a going concern.

Through the period covered by the financial audit for the years ended September 30, 2012 and 2011, as well as during the subsequent interim period through the Dismissal Date, there have been no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO would have caused them to make reference thereto in their report on the financial statements. During the years ended September 30, 2012 and 2011, and during the subsequent interim period through the Dismissal Date, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

The Company provided a copy of the foregoing disclosures to BDO prior to the date of the filing of this Report and requested that BDO furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Auditors

On February 27, 2013, the Company engaged EisnerAmper LLP (“Eisner”), as its new registered independent public accountant. During the years ended September 30, 2012 and 2011, and during the subsequent interim period through February 27, 2013, we did not consult with Eisner regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Eisner, in either case where written or oral advice provided by Eisner would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
16.1	Letter from BDO, dated March 7, 2013, regarding Change in Certifying Accountant. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SPENDSMART PAYMENTS COMPANY

Dated: March 8, 2013	By:	/s/ Michael R. McCoy
Michael R. McCoy
Chief Executive Officer